Exhibit 99.1

RENTECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements of Rentech, Inc. (the “Company”) have been derived from the audited historical financial statements of the Company, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and the unaudited historical financial statements of the Company, which are included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

The unaudited pro forma consolidated balance sheet as of June 30, 2011 and the unaudited pro forma consolidated statements of operations for the fiscal year ended September 30, 2010 and nine months ended June 30, 2010 and 2011 have been adjusted to give effect to the transactions described in note 1 to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that the Company would have achieved had the transactions described herein actually taken place at the dates indicated, and do not purport to be indicative of future financial position or operating results. The unaudited pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of the Company, the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The pro forma adjustments and certain assumptions are described in the accompanying notes.

RENTECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED

BALANCE SHEET

AS OF JUNE 30, 2011

	Actual As of June 30, 2011	Pro Forma Adjustments		Pro Forma As of June 30, 2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$104,168	$300,000	(a)	$225,692
		(25,000	)(b)
		(153,041	)(c)
		(435	)(d)
Accounts receivable, net of allowance for doubtful accounts of $100	13,502	—		13,502
Inventories	7,426	—		7,426
Deposits on gas contracts	2,728	—		2,728
Prepaid expenses and other current assets	7,798	(2,327	)(c)	5,471
Other receivables, net	3,380	—		3,380

Total current assets	139,002	119,197		258,199
Property, plant, and equipment, net	50,554	—		50,554
Construction in progress	65,825	—		65,825
Other assets
Other assets and deposits	22,826	(5,991	)(c)	17,270
		435	(d)
Goodwill	8,358	—		8,358
Deferred income taxes	561	—		561

Other assets	31,745	(5,556)		26,189

Total assets	$287,126	$113,641		$400,767

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,962	$—		$6,962
Accrued payroll and benefits	5,956	—		5,956
Accrued liabilities	17,488	—		17,488
Capital lease obligation	57	—		57
Deferred revenue	8,159	—		8,159
Accrued interest	2,115	(41	)(c)	2,074
Deferred income taxes	561	—		561
Current portion of term loan	31,494	(31,494	)(c)	—

Total current liabilities	72,792	(31,535)		41,257
Long-term liabilities:
Term loan, net of current portion	118,506	(118,506	)(c)	—
Long-term convertible debt to stockholders	46,027	—		46,027
Advance for equity investment	7,892	—		7,892
Other long-term liabilities	525	—		525

Total long-term liabilities	172,950	(118,506)		54,444

Total liabilities	245,742	(150,041)		95,701

Commitments and contingencies
Stockholders’ equity:
Preferred stock: $10 par value; 1,000 shares authorized; 90 series A convertible preferred shares authorized and issued; no shares outstanding and $0 liquidation preference	—	—		—
Series C participating cumulative preferred stock: $10 par value; 500 shares authorized; no shares issued and outstanding	—	—		—
Common stock: $.01 par value; 450,000 shares authorized; 223,344 shares issued and outstanding at June 30, 2011	2,233	—		2,233
Additional paid-in capital	340,780	—		340,780
Accumulated deficit	(302,185)	(11,318	)(c)	(313,503)

Total Rentech stockholders’ equity	40,828	(11,318)		29,510
Noncontrolling interests	556	300,000	(a)	275,556
		(25,000	)(b)

Total stockholders’ equity	41,384	263,682		305,066

Total liabilities and stockholders’ equity	$287,126	$113,641		$400,767

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

RENTECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2010

	Actual Fiscal Year Ended September 30, 2010	Pro Forma Adjustments		Pro Forma Fiscal Year Ended September 30, 2010
	(in thousands, except per unit data)
Revenues
Product sales	$131,396	$—		$131,396
Service revenues	529	—		529

Total revenues	131,925	—		131,925

Cost of sales
Product sales	106,020	—		106,020
Service revenues	692	—		692

Total cost of sales	106,712	—		106,712

Gross profit	25,213			25,213

Operating expenses:
Selling, general and administrative expense	28,410	(477	)(a)	28,519
		149	(b)
		437	(c)
Depreciation and amortization	1,947	—		1,947
Research and development	19,641	—		19,641
Other project costs	1,095	—		1,095
Loss on impairment	95	—		95
Loss on disposal of property, plant and equipment	191	—		191

Total operating expenses	51,379	109		51,488

Operating loss	(26,166)	(109)		(26,275)
Other income (expense), net:
Interest and dividend income	212			212
Interest expense	(14,235)	9,842	(d)	(4,768)
		(248	)(e)
		(127	)(f)
Loss on debt extinguishment	(2,268)	2,268	(g)	—
Loss on investments	(1,231)			(1,231)
Gain on equity method investment	1,909			1,909
Other income (expense), net	63	—		63

Total other expense, net	(15,550)	11,735		(3,815)

Loss from continuing operations before income taxes and equity in net loss of investee company	(41,716)	11,626		(30,090)
Income tax expense	11	—		11

Loss from continuing operations before equity in net loss of investee company	(41,727)	11,626		(30,101)
Equity in net loss of investee company	544	—		544

Loss from continuing operations	(42,271)	11,626		(30,645)
Income from discontinued operations	9	—		9

Net loss	(42,262)	11,626		(30,636)
Net income attributable to noncontrolling interests	94	(7,540	)(h)	(7,446)

Net loss attributable to Rentech	$(42,168)	$4,086		$(38,082)

Basic and diluted net loss per common share attributable to Rentech:
Continuing operations	$(0.20)	$0.02		$(0.18)
Discontinued operations	—	—		—

Net loss	$(0.20)	$0.02		$(0.18)

Weighted-average shares used to compute net loss per common share:
Basic and diluted	216,069	216,069		216,069

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

RENTECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JUNE 30, 2010

	Actual Nine Months Ended June 30, 2010	Pro Forma Adjustments		Pro Forma Nine Months Ended June 30, 2010
	(in thousands, except per unit data)
Revenues
Product sales	$96,317	$—		$96,317
Service revenues	514	—		514

Total revenues	96,831	—		96,831

Cost of sales
Product sales	79,092	—		79,092
Service revenues	693	—		693

Total cost of sales	79,785	—		79,785

Gross profit	17,046			17,046

Operating expenses:
Selling, general and administrative expense	21,337	112	(b)	21,777
		328	(c)
Depreciation and amortization	1,460	—		1,460
Research and development	13,313	—		13,313
Gain on disposal of property, plant and equipment	(28)	—		(28)

Total operating expenses	36,082	440		36,522

Operating loss	(19,036)	(440)		(19,476)
Other income (expense), net:
Interest and dividend income	192			192
Interest expense	(10,487)	7,263	(d)	(3,505)
		(186	)(e)
		(95	)(f)
Loss on debt extinguishment	(2,268)	2,268	(g)	—
Loss on investments	(1,231)	—		(1,231)
Other income (expense), net	156	—		156

Total other expense, net	(13,638)	9,250		(4,388)

Loss from continuing operations before income taxes and equity in net loss of investee company	(32,674)	8,810		(23,864)
Income tax expense	10	—		10

Loss from continuing operations before equity in net loss of investee company	(32,684)	8,810		(23,874)
Equity in net loss of investee company	465	—		465

Loss from continuing operations	(33,149)	8,810		(24,339)
Income from discontinued operations	8	—		8

Net loss	(33,141)	8,810		(24,331)
Net income attributable to noncontrolling interests	—	(5,050	)(h)	(5,050)

Net loss attributable to Rentech	$(33,141)	$3,760		$(29,381)

Basic and diluted net loss per common share attributable to Rentech:
Continuing operations	$(0.15)	$0.01		$(0.14)
Discontinued operations	—	—		—

Net loss	$(0.15)	$0.01		$(0.14)

Weighted-average shares used to compute net loss per common share:
Basic and diluted	214,161	214,161		214,161

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

RENTECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JUNE 30, 2011

	Actual Nine Months Ended June 30, 2011	Pro Forma Adjustments		Pro Forma Nine Months Ended June 30, 2011
	(in thousands, except per unit data)
Revenues
Product sales	$141,291	$—		$141,291
Service revenues	154	—		154

Total revenues	141,445	—		141,445

Cost of sales
Product sales	77,535	—		77,535
Service revenues	150	—		150

Total cost of sales	77,685	—		77,685

Gross profit	63,760			63,760

Operating expenses:
Selling, general and administrative expense	22,942	112	(b)	23,304
		328	(c)
		(78	)(i)
Depreciation and amortization	1,679	—		1,679
Research and development	20,440	—		20,440
Other project costs	53	—		53
(Gain) loss on disposal of property, plant and equipment	(70)	—		(70)

Total operating expenses	45,044	362		45,406

Operating income (loss)	18,716	(362)		18,354
Other income (expense), net:
Interest and dividend income	103			103
Interest expense	(11,286)	9,219	(d)	(2,348)
		(186	)(e)
		(95	)(f)
Loss on debt extinguishment	(13,816)	13,816	(g)	—
Other income (expense), net	10	—		10

Total other expense, net	(24,989)	22,754		(2,235)

Income (loss) from continuing operations before income taxes and equity in net loss of investee company	(6,273)	22,392		16,119
Income tax benefit	(1)	—		(1)

Income (loss) from continuing operations before equity in net loss of investee company	(6,272)	22,392		16,120
Equity in net loss of investee company	—	—		—

Income (loss) from continuing operations	(6,272)	22,392		16,120
Income from discontinued operations	—	—		—

Net income (loss)	(6,272)	22,392		16,120
Net income attributable to noncontrolling interests	1,080	(22,864	)(h)	(21,784)

Net loss attributable to Rentech	$(5,192)	$(472)		$(5,664)

Basic and diluted net loss per common share attributable to Rentech:
Continuing operations	$(0.02)	$(0.01)		$(0.03)
Discontinued operations	—	—		—

Net loss	$(0.02)	$(0.01)		$(0.03)

Weighted-average shares used to compute net loss per common share:
Basic and diluted	222,435	222,435		222,435

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

RENTECH, INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

(1)	Organization and Basis of Presentation

The unaudited pro forma consolidated financial statements have been derived from the audited and unaudited historical financial statements of Rentech, Inc. (the “Company”). As a result of the transactions described herein, Rentech Energy Midwest Corporation (“REMC”), an indirect subsidiary of the Company, became a wholly-owned subsidiary of Rentech Nitrogen Partners, L.P. (the “Partnership”).

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results that the Company would have achieved had the transactions described herein actually taken place at the dates indicated, and do not purport to be indicative of future financial position or operating results. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company, the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

The pro forma adjustments have been prepared as if the transactions described below had taken place on June 30, 2011, in the case of the unaudited pro forma consolidated balance sheet, or as of October 1, 2009, in the case of the unaudited pro forma consolidated statements of operations.

The unaudited pro forma consolidated financial statements reflect the following transactions, which occurred at the closing of the Partnership’s initial public offering on November 9, 2011 (the “Offering”):

•	Rentech Development Corporation (“RDC”), a wholly-owned subsidiary of the Company, converted into a corporation organized under the laws of the State of Delaware;

•	RDC contributed the capital stock in REMC to Rentech Nitrogen Holdings, Inc. (“RNHI”), a wholly-owned subsidiary of RDC;

•	REMC converted into a limited liability company organized under the laws of the State of Delaware and changed its name to Rentech Nitrogen, LLC;

•

REMC’s management services agreement with the Company terminated in accordance with its terms and REMC paid the Company the corporate overhead costs owed by REMC under the agreement, equaling approximately $19.4 million;

•	REMC distributed to RNHI all of REMC’s cash, equaling approximately $39.3 million;

•

RNHI contributed the member interests in REMC to the Partnership in exchange for (i) 23,250,000 common units; and (ii) the right to receive approximately $34.7 million in cash, in part, as a reimbursement for expenditures made by REMC during the two-year period preceding the Offering for the expansion and improvement of REMC’s facility; for federal income tax purposes, when REMC converted to a limited liability company (as described above), RNHI was treated as having been the party that made such expenditures with respect to the facility;

•	The Partnership offered and sold 15,000,000 common units in the Offering, and paid related underwriting discounts and commissions and the estimated expenses of the Offering;

•	The Partnership contributed approximately $198.0 million of the net proceeds of the Offering to REMC for

(i) the repayment in full of REMC’s existing term loan and the payment of related fees and expenses, (ii) the payment of expenditures related to REMC’s steam methane reformer tube replacement, (iii) the payment of expenditures related to REMC’s urea expansion project, diesel exhaust fluid build-out and front end engineering and design for REMC’s ammonia capacity expansion project and (iv) for general working capital purposes; and

•

The Partnership intends to enter into a new $25.0 million revolving credit facility as soon as practicable following the closing of the Offering, and to pay associated financing costs of approximately $0.4 million.

The Partnership anticipates incurring incremental general and administrative expense as a result of being a publicly traded limited partnership, such as costs associated with Securities and Exchange Commission reporting requirements, including annual and quarterly reports to unitholders, tax return and Schedule K-1 preparation and distribution, independent auditor fees, internal audit costs, directors and officers insurance, investor relations activities and registrar and transfer agent fees. The Partnership estimates that this incremental general and administrative expense will be approximately $3.6 million per year. The unaudited pro forma consolidated financial statements do not reflect this $3.6 million in incremental expense.

(2)	Partner Interest

The Partnership currently has two types of partner interests outstanding:

•

common units representing limited partner interests, a portion of which the Partnership sold in the Offering (approximately 39.2% of all of the Partnership’s outstanding common units upon the closing of the Offering); and

•	a general partner interest, which is not entitled to any distributions, and which is held by the Partnership’s general partner, Rentech Nitrogen GP, LLC, a wholly-owned subsidiary of RNHI.

(3)	Pro Forma Consolidated Balance Sheet Adjustments and Assumptions

(a) Reflects the issuance by the Partnership of 15,000,000 common units to the public at an initial offering price of $20.00 per common unit resulting in aggregate gross proceeds of $300.0 million.

(b) Reflects the payment of underwriting commissions of $21.0 million and other estimated offering expenses of $4.0 million for a total of $25.0 million which have been allocated to the newly issued public common units.

(c) Reflects the repayment in full of REMC’s existing term loan, including accrued interest, in the amount of $150.0 million, repayment penalty of $3.0 million and write-off of debt issuance costs of $8.3 million.

(d) Reflects the estimated deferred financing costs of $0.4 million associated with the new revolving credit facility.

(4)	Pro Forma Consolidated Statement of Operations Adjustments and Assumptions

(a) Reflects the elimination of historical loan modification costs related to REMC’s term loan.

(b) Reflects increase in salaries for named executive officers that are expected to provide services to the Company and the Partnership and named executive officers that are expected to provide services to the Partnership.

(c) Reflects unit-based compensation expense on grants of Partnership phantom units.

(d) Reflects the elimination of historical interest expense related to REMC’s existing term loan or previous term loans.

(e) Reflects the amortization of related debt issuance costs of the new revolving credit facility over a two year period.

(f) Reflects the estimated commitment fee of 0.5% on the estimated unused portion of the $25.0 million new revolving credit facility.

(g) Reflects the elimination of historical loss on debt extinguishment.

(h) Reflects net loss attributable to noncontrolling interests.

(i) Reflects the elimination of a historical fee related to REMC’s term loan.

(5)	Pro Forma Net Income Per Common Share Attributable to the Company

Basic pro forma income (loss) per common share attributable to the Company is calculated by dividing net income (loss) attributable to the Company by the weighted average number of common shares outstanding for the period. Diluted pro forma net income (loss) per common share attributable to the Company is calculated by dividing net income (loss) attributable to the Company by the weighted average number of common shares outstanding plus the dilutive effect, calculated using the “treasury stock” method for the unvested restricted stock units, outstanding stock options and warrants and using the “if converted” method for the convertible debt.